Subsequent Events	12 Months Ended
Dec. 31, 2025
Subsequent Events [Abstract]
Subsequent Events	Subsequent Events
On February 5, 2026, the Company entered into a Tax Credit Transfer Agreement to purchase $22.5 million of renewable energy tax credits from EEV TCT Holdco, Inc., a Brookfield Renewable portfolio company that develops solar power plants. The tax credits are expected to offset a significant portion of Triton’s 2025 federal tax liability. The Company purchased the tax credits from EEV TCT for $20.7 million and will record a $1.8 million income tax benefit on the Consolidated Statement of Operations in the first quarter of 2026.

On January 26, 2026, the Company's Board of Directors approved and declared a cash dividend of $200.0 million on its issued and outstanding common shares to Parent, payable on January 30, 2026.

On January 26, 2026 the Company's Board of Directors approved and declared a cash dividend on its issued and outstanding preference shares, payable on March 15, 2026 or the next business day thereafter to holders of record at the close of business on March 9, 2026 as follows:

Preference Share Series	Dividend Rate	Dividend Per Share
Series A	8.500%	$0.5312500
Series B	8.000%	$0.5000000
Series C	7.375%	$0.4609375
Series D	6.875%	$0.4296875
Series E	5.750%	$0.3593750
Series F	7.625%	$0.4765625
Series G	7.500%	$0.3281000

On January 21, 2026, the Company completed a $600.0 million senior unsecured investment grade bond offering. The bond offering has a contractual interest rate of 5.150% and expected maturity date of February 15, 2033.
On January 12, 2026, the Company completed a public offering of the 7.500% Series G Preference Shares and received $169.1 million in aggregate net proceeds after deducting underwriting discounts and estimated offering expenses of $5.9 million. The net proceeds from the sale of the Series G Preference Shares were used for general corporate purposes.